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                                                                    EXHIBIT 10.2

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement is made as of this 29th day of September, 2004, by and between OAKLEY, INC., a Washington corporation (the "Company"), and COSMAS N. LYKOS ("Indemnified Party").

      WHEREAS, as of the date hereof, the Company has provisions for indemnification of its directors and officers in Article V of its Articles of Incorporation (the "Articles of Incorporation") and Article VII of its Amended and Restated Bylaws (the "Bylaws") which provide for indemnification of the Company's directors and officers to the fullest extent permitted by law;

      WHEREAS, the indemnification provisions in the Bylaws provide that the right of indemnification is a contract right of the covered parties;

      WHEREAS, the Bylaws provide that the Company may maintain, at its expense, insurance to protect itself and any of its directors and officers against liability asserted against such persons incurred in such capacity whether or not the Company has the power to indemnify such persons against the same liability under Section 23B.08.510 or .520 of the Act (as defined below) or a successor statute;

      WHEREAS, the Company and the Indemnified Party recognize that the officers and directors of publicly owned companies are frequently joined as parties to Proceedings (as defined below) against their respective companies as a result of their serving in such capacity; and

      WHEREAS, in order to induce Indemnified Party to serve or continue to serve the Company, the Company wishes to confirm the contract indemnification rights provided in the Bylaws and agrees to provide Indemnified Party with the benefits contemplated by this Agreement and to supplement the provisions of this Agreement with directors' and officers' liability insurance maintained by the Company.

      NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Indemnified Party hereby agree as follows:

      1. Definitions. The following terms, as used herein, shall have the following respective meanings; other capitalized terms used and not specifically defined in this Section 1 shall have the meanings provided elsewhere in the Agreement and in the Bylaws:

            (a) "Act" means the Washington Business Corporation Act RCW Title 23B, as amended from time to time.

            (b) "Adjudication" shall refer to a final, non-appealable decision by a court of competent jurisdiction. "Adjudged" shall have a correlative meaning.

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            (c)   "Covered Amount" means any Loss, Fine and Expense, to the
extent such Loss, Fine or Expense, in type or amount, is not insured under the D&O Insurance maintained by the Company from time to time.

            (d) "Covered Act" means any act or omission of the Indemnified Party in his or her capacity as a director, officer, employee, agent, fiduciary or consultant of the Company alleged by any claimant or any claim against Indemnified Party by reason of him or her serving in such a capacity, or by reason of Indemnified Party serving, at the request of the Company, in such capacity with another corporation, partnership, employee benefit plan, trust or other enterprise, in all cases, whether such alleged act or omission occurred before or after the date of this Agreement.

            (e) "D&O Insurance" means the liability insurance which the Company may purchase on behalf of Indemnified Party against liability asserted against or incurred by Indemnified Party in connection with claims arising from Covered Acts, whether or not the Company would have the power to indemnify the individual against the same liability under Section 23B.08.510 or 23B.08.520 of the Act.

            (f) "Determination" means a determination, based on the facts known at the time, made:

                  (i) by the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the Proceeding;

                  (ii) if a quorum cannot be obtained under clause (i), by majority vote of a duly designated committee of the Board of Directors, in the manner provided by Section 23B.08.550(2)(b) of the Act;

                  (iii) by special legal counsel, selected in the manner provided by Section 23B.08.550(2)(c) of the Act, in a written opinion; or

                  (iv) by a majority of the shareholders of the Company, excluding shares owned or voted under the control of directors who are at the time parties to the Proceeding.

               "Determined" shall have a correlative meaning.

            (g) "Excluded Claim" means any payment for Losses, Fines or Expenses in connection with any claim relating to or arising out of:

                  (i) acts or omissions of the Indemnified Party Adjudged to be intentional misconduct or a knowing violation of law;

                  (ii) conduct of the Indemnified Party Adjudged to be in violation of Section 23B.08.310 of the Act; or

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                  (iii) any transaction with respect to which it was Adjudged that such Indemnified Party personally received a benefit in money, property, or services to which the Indemnified Party was not legally entitled.

            (h) "Expenses" means any reasonable expenses incurred by Indemnified Party as a result of a claim or claims made against Indemnified Party from Covered Acts, including, without limitation, reasonable counsel fees and costs of investigative, judicial or administrative proceedings or appeals.

            (i) "Fines" means any fine or penalty including, with respect to an employee benefit plan, any excise tax assessed with respect thereto.

            (j) "Losses" means amounts, as determined by an Adjudication, which the Indemnified Party is legally obligated to pay as a result of a claim or claims arising from Covered Acts, including, without limitation, Fines, damages and judgments and sums paid in settlement of such claim or claims.

            (k) "Proceeding" means any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal or administrative whether formal or informal.

      2.    Maintenance of D&O Insurance.

            (a) The Company hereby covenants and agrees that, so long as Indemnified Party shall continue to serve as a director or executive officer of the Company and thereafter, for so long as Indemnified Party shall be subject to any possible Proceeding arising from any Covered Act, the Company, subject to
Section 2(c), shall maintain in full force and effect D&O Insurance.

            (b) In all policies of D&O Insurance, Indemnified Party shall be named as an insured in such a manner as to provide Indemnified Party the same rights and benefits, and the same limitations, as are accorded to the Company's directors or executive officers most favorably insured by such policy.

            (c) The Company shall have no obligation to maintain D&O Insurance if the Company, by majority vote of the Board of Directors, determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit; provided, however, that such decision shall not adversely affect coverage of D&O Insurance for periods prior to such decision without the unanimous vote of all directors.

      3. Indemnification. The Company shall indemnify Indemnified Party up to the Covered Amount and shall advance any and all Expenses to Indemnified Party in connection with any Proceeding or any Covered Act, subject, in each case, to the further provisions of this Agreement. This Agreement is made pursuant to and to effectuate the indemnification provisions set forth in Article V of the Articles of Incorporation and Article VII of the Bylaws. Notwithstanding any other provision of this Agreement, the

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Company shall indemnify Indemnified Party to the extent Indemnified Party is successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnified Party was a party because of being a director, officer, employee, agent, fiduciary or consultant of the Company, against reasonable Expenses incurred by Indemnified Party in connection with the Proceeding.

      4. Excluded Coverage. The Company shall have no obligation to indemnify Indemnified Party for any Losses or Expenses which arise from an Excluded Claim.

      5.    Indemnification Procedures.

            (a) Promptly after receipt by Indemnified Party of notice of the commencement of or the threat of commencement of any Proceeding, Indemnified Party shall, if indemnification or advancement of Expenses with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or the threat of commencement thereof.

            (b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement or the threat of commencement of such Proceeding to the appropriate insurers in accordance with the procedures set forth in the respective policies in favor of Indemnified Party. The Company shall thereafter take all necessary or desirable action to cause such insurers to, in accordance with the terms of such policies: (i) advance, to the extent permitted by law, any and all Expenses to Indemnified Party, (ii) pay, on behalf of Indemnified Party, all amounts (including, without limitation, Losses and Expenses) payable as a result of, or in connection with, such Proceeding and (iii) reimburse Indemnified Party for all amounts (including, without limitation, Losses and Expenses) paid by Indemnified Party as a result of, or in connection with, such Proceeding.

            (c) To the extent the Company does not, at the time of the commencement of or the threat of commencement of such Proceeding, have applicable D&O Insurance, or if a Determination is made that any Loss, Fine or Expense of the Indemnified Party arising out of such Proceeding will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Covered Amount with respect to any Proceeding and to provide counsel satisfactory to Indemnified Party upon the delivery to Indemnified Party of written notice of the Company's election to do so. After delivery of such notice, the Company will not be liable to Indemnified Party under this Agreement for any legal or other Expenses subsequently incurred by the Indemnified Party in connection with such defense other than the reasonable Expenses of investigation of Indemnified Party; provided, that Indemnified Party shall have the right to employ his or her own counsel in connection with the defense of any such Proceeding, the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense to be at the Indemnified Party's sole expense. Notwithstanding the foregoing, if (i) the employment of counsel by Indemnified Party has been previously authorized by the Company, (ii) Indemnified Party shall have been advised by counsel that there may be a conflict of interest between the Company and Indemnified Party in the conduct of any such defense or (iii) the Company shall not, in

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fact, have employed counsel to assume the defense of such Proceeding, in each such case, the fees and expenses of such counsel retained by Indemnified Party shall be at the expense of the Company. In the event Indemnified Party is entitled to employ counsel at the Company's expense pursuant to the terms of this Paragraph 5(c), and if so requested in writing by Indemnified Party, the Company shall advance any and all Expenses to Indemnified Party to the extent permitted by law.

            (d) All payments on account of the Company's indemnification or advancement obligations under Paragraph 5(b) of this Agreement shall be made within sixty (60) days of Indemnified Party's written request therefor unless a Determination is made that the claims giving rise to Indemnified Party's request are Excluded Claims or otherwise not payable under this Agreement. All payments on account of the Company's obligations under Paragraph 5(c) of this Agreement shall be made within 20 days of Indemnified Party's written request therefor, subject to Paragraph 5(e) of this Agreement.

            (e) In the event that (i) a Determination is made that the claims giving rise to Indemnified Party's request are Excluded Claims or otherwise not payable under this Agreement or (ii) it is Adjudged that the Indemnified Party is not entitled to be indemnified by the Company for Losses or Expenses under this Agreement, the Articles of Incorporation, the Bylaws or the Act, the Company shall have no obligation to indemnify, or advance any Expenses to Indemnified Party. Further, in either case, Indemnified Party agrees that he or she will reimburse the Company for all Losses and Expenses paid by the Company and all Expenses advanced by the Company in connection with such Proceeding against Indemnified Party.

      6. Settlement. The Company shall have no obligation to indemnify Indemnified Party under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any loss or expense on Indemnified Party without Indemnified Party's prior written consent, unless the Company provides a written undertaking to the Indemnified Party to pay for such loss or expense on behalf of the Indemnified Party. Neither the Company nor Indemnified Party shall unreasonably withhold their consent to any proposed settlement.

      7. Rights Not Exclusive. The rights provided hereunder shall be in addition to any other rights to which Indemnified Party may be entitled under the Articles of Incorporation, the Bylaws, the Act, any agreement or vote of shareholders or directors or otherwise, both as to action in Indemnified Party's official capacity and as to action in any other capacity, and such rights shall continue after Indemnified Party ceases to serve the Company as a director or officer.

      8.    Enforcement.

            (a) Indemnified Party's rights to indemnification or advancement of Expenses hereunder shall be enforceable by Indemnified Party notwithstanding any adverse Determination. In any such action, if a prior adverse Determination has been made, the burden of proving that indemnification or advancement of Expenses is required

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under this Agreement, the Articles of Incorporation, the Bylaws or the Act shall be on the Indemnified Party. The Company shall have the burden of proving that indemnification or advancement of Expenses is not required under this Agreement if no prior adverse Determination shall have been made.

            (b) In the event that any action is instituted by Indemnified Party under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnified Party shall be entitled to be paid all court costs and expenses, including reasonable counsel fees, incurred by Indemnified Party with respect to such action, unless the court determines that each of the material assertions made by Indemnified Party as a basis for such action were not made in good faith or were frivolous.

      9. No Presumptions. For purposes of this Agreement, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendre, or its equivalent, shall not create a presumption that the Indemnified Party did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification or advancement of Expenses by the Company is not permitted hereunder or by applicable law. In addition, neither the absence of a Determination as to whether Indemnified Party has met any particular standard of conduct or had any particular belief or the existence of a Determination that Indemnified Party has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnified Party to secure an Adjudication that Indemnified Party should be indemnified or advanced or reimbursed Expenses hereunder or under applicable law, shall be a defense to Indemnified Party's claim or create a presumption that Indemnified Party has not met any particular standard of conduct or did not have any particular belief.

      10. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnified Party, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

      11. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Proceeding against Indemnified Party to the extent Indemnified Party has otherwise actually received payment (under any D&O Insurance , the Articles of Incorporation, the Bylaws, the Act or otherwise) of the amounts which may be paid hereunder.

      12. Severability. In the event that any provision of this Agreement is determined by a court of competent jurisdiction to require the Company to do or to fail to do an act which is in violation of the Articles of Incorporation, the Bylaws or the Act or other applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid such violation, and, as so limited or modified, such provision and the remainder of this Agreement shall be enforceable in accordance with the respective terms.

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      13.   Choice of Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Washington, without reference to conflicts of law principles therein.

      14. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company (including any transferee of all or substantially all of the Company's assets and any successor by merger or otherwise by operation of law) and (ii) binding on and inure to the benefit of the heirs, personal representatives and estate of Indemnified Party. Indemnified Party may not assign this Agreement or any of Indemnified Party's rights hereunder without the prior written consent of the Company.

      15. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.

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      IN WITNESS WHEREOF, the Company and Indemnified Party have executed this
Indemnification Agreement as of the date first above written.

                                           OAKLEY, INC.

                                           By: /S/ LINK NEWCOMB
                                               ---------------------------------
                                           Name: LINK NEWCOMB
                                           Title: CHIEF OPERATING OFFICER

                                               /s/ COSMAS N. LYKOS
                                           -------------------------------------
                                           Cosmas N. Lykos, Indemnified Party

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